UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021 (September 22, 2021)

Brilliant Earth Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40836	81-1015499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 Grant Avenue, Third Floor

San Francisco, California 94108

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (800) 691-0952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, $0.0001 par value per share	BRLT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by Brilliant Earth Group, Inc. (the “Company”) of its Class A common stock, par value $0.0001 (the “Common Stock”), described in the prospectus (the “Prospectus”), dated September 22, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-259164) (as amended, the “Registration Statement”), the following agreements were entered into:

•

the Amended and Restated Limited Liability Company Agreement of Brilliant Earth, LLC, a Delaware limited liability company (the “LLC”), dated September 22, 2021, by and among the Company and its Members (as defined therein) (the “A&R LLCA”);

•	the Tax Receivable Agreement, dated September 22, 2021, by and among the Company, the LLC and its Members (as defined therein);

•	the Registration Rights Agreement, dated September 22, 2021, by and among the Company and the Original Equity Owners (as defined therein); and

•	the Stockholders Agreement, dated September 22, 2021, by and among the Company, the LLC and the Original Members (as defined therein).

The A&R LLCA, Tax Receivable Agreement, Registration Rights Agreement and Stockholders Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the Offering, the Company issued (i) 35,542,035 shares of Class B common stock of the Company, par value $0.0001 per share, to Mainsail Partners III, L.P., a Delaware limited partnership, Mainsail Incentive Program, LLC, a Delaware limited liability company, Mainsail Co-Investors III, L.P., a Delaware Limited Partnership and the Members (as defined in the A&R LLCA), on a one-to-one basis equal to the number of common membership interests of the LLC it owns, in exchange for nominal consideration and (ii) 49,505,250 shares of Class C common stock of the Company, par value $0.0001 per share, to Just Rocks, Inc., a Delaware corporation, on a one-to-one basis equal to the number of common membership interests of the LLC it owns, in exchange for nominal consideration (the “Exchange”).

No underwriters were involved in the issuance and sale of the shares of Class B common stock or the issuance of shares of Class C common stock pursuant to the Exchange. The shares of Class B common stock and Class C common stock were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2021, the Company entered into an offer letter with Beth Gerstein, its Chief Executive Officer, an offer letter with Eric Grossberg, its Executive Chairman, and an offer letter with Jeffrey Kuo, its Chief Financial Officer, each on the terms and conditions described in the Registration Statement. A full copy of each of the foregoing arrangements is attached hereto as Exhibits 10.5-10.7 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2021, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), in the form previously filed as Exhibit 3.2 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 1,200,000,000 shares of Class A common stock, 150,000,000 shares of Class B common stock, 150,000,000 shares of Class C common stock, 150,000,000 shares of Class D common stock and 10,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On September 27, 2021, the Company completed the Offering of 9,583,332 shares of its Class A common stock at a price to the public of $12.00 per share, which includes the exercise by the underwriters of their option to purchase an additional 1,249,999 shares of the Company’s Class A common stock. The gross proceeds to the Company from the initial public offering were $115.0 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Brilliant Earth Group, Inc.

3.2	Amended and Restated Bylaws of Brilliant Earth Group, Inc.

10.1	Amended and Restated Limited Liability Company Agreement of Brilliant Earth, LLC, dated as of September 22, 2021

10.2	Tax Receivable Agreement, dated as of September 22, 2021, by and among Brilliant Earth Group, Inc., Brilliant Earth LLC and its Members

10.3	Registration Rights Agreement, dated September 22, 2021, by and among Brilliant Earth Group, Inc., Brilliant Earth LLC and its Original Equity Owners

10.4	Stockholders Agreement, dated September 22, 2021, by and among Brilliant Earth Group, Inc., Brilliant Earth LLC and the Original Members

10.5	Offer letter, dated as of September 22, 2021, by and between Brilliant Earth Group, Inc. and Beth Gerstein

10.6	Offer letter, dated as of September 22, 2021, by and between Brilliant Earth Group, Inc. and Eric Grossman

10.7	Offer letter, dated as of September 22, 2021, by and between Brilliant Earth Group, Inc. and Jeffrey Kuo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT EARTH GROUP, INC.

Date: September 27, 2021	By:	/s/ Jeffrey Kuo
Jeffrey Kuo
Chief Financial Officer